Certification Required By Section 906 of the Act


                                  CERTIFICATION


We, James W. Hirschmann and Marie K. Karpinski, of the Western Asset Funds, Inc. ("Corporation"), certify, pursuant to 18 U.S.C. Section 1350 enacted under
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Corporation's periodic report on Form N-CSR for the period ended September 30, 2003 fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Corporation.




James W. Hirschmann                                  11/20/03
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James W. Hirschmann                                  Date
Chief Executive Officer




/s/ Marie K. Karpinski                                        11/20/03
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Marie K. Karpinski                                            Date
Chief Financial Officer